PLEASE FILE THIS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
                               WITH YOUR RECORDS.


                           STRONG CORPORATE BOND FUND
                          STRONG CORPORATE INCOME FUND
                   STRONG FLORIDA MUNICIPAL MONEY MARKET FUND
                        STRONG GOVERNMENT SECURITIES FUND
                           STRONG HERITAGE MONEY FUND
                           STRONG HIGH-YIELD BOND FUND
                      STRONG HIGH YIELD MUNICIPAL BOND FUND
                     STRONG INTERMEDIATE MUNICIPAL BOND FUND
                         STRONG MINNESOTA TAX-FREE FUND
                            STRONG MONEY MARKET FUND
                              STRONG MUNICIPAL BOND
                       STRONG MUNICIPAL MONEY MARKET FUND
                           STRONG SHORT-TERM BOND FUND
                     STRONG SHORT-TERM HIGH YIELD BOND FUND
                   STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                          STRONG SHORT-TERM INCOME FUND
                      STRONG SHORT-TERM MUNICIPAL BOND FUND
                           STRONG TAX-FREE MONEY FUND
                       STRONG ULTRA SHORT-TERM INCOME FUND
                  STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND
                         STRONG WISCONSIN TAX-FREE FUND

    Supplement to the Statement of Additional Information dated March 1, 2004

STRONG HIGH-YIELD MUNICIPAL BOND FUND
Effective December 31, 2004, all references to the Strong High-Yield Municipal Bond Fund are deleted.

ALL FUNDS
Effective immediately, the "Standby Commitments" paragraph beginning on page 43 applies to each Fund.

Effective January 1, 2005, all references to the "Advisor" refer to Wells Fargo Funds Management, LLC or to the Sub-advisor, as applicable.

Effective January 1, 2005, R. Michael Parker and Dana J. Russart are added to the Directors/Trustees and Officers table, as shown below, and Richard W. Smirl, Gilbert L. Southwell, and Thomas M. Zoeller are deleted from the table.

--------------------------- -------------------- --------------- ---------------------------------- ------------------
                                                 DATE FIRST
                                                 ELECTED OR                                         CERTAIN OTHER
                            POSITIONS HELD       APPOINTED TO    PRINCIPAL OCCUPATIONS DURING       DIRECTORSHIPS
NAME, ADDRESS, AND AGE      WITH FUNDS           OFFICE          PAST 5 YEARS                       HELD
--------------------------- -------------------- --------------- ---------------------------------- ------------------
R. Michael Parker           Chief Compliance     August 2004     Senior Compliance Examiner with    None
P.O. Box 2936               Officer                              the United States Securities and
Milwaukee, WI 53201                                              Exchange Commission from April
Age 59                                                           1970 to April 2004.
--------------------------- -------------------- --------------- ---------------------------------- ------------------
Dana J. Russart             Vice President       January 2005    Vice President of Strong           None
P.O. Box 2936                                                    Financial Corporation since
Milwaukee, WI  53201                                             December 2002; Secretary of
Age 46                                                           Strong Investor Services, Inc.
                                                                 since December 2004; Vice
                                                                 President of Strong Investments,
                                                                 Inc. since December 1998;
                                                                 Director of Retail Marketing of
                                                                 Strong Financial Corporation
                                                                 from May 1997 to December 2002.
--------------------------- -------------------- --------------- ---------------------------------- ------------------

Effective January 1, 2005, the "INVESTMENT ADVISOR" section, excluding the tables, are deleted and replaced with the following:

       Wells Fargo Funds Management, LLC ("Advisor") provides investment advisory services for each of the Funds, which involves implementing the investment policies and guidelines for the Funds and supervising the sub-advisor who is responsible for the day-to-day portfolio management of each Fund. The Advisor is an indirect wholly owned subsidiary of Wells Fargo & Company, and was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.

       On May 25, 2004, Wells Fargo & Company entered into a purchase agreement ("Asset Purchase Agreement") with Strong Financial Corporation ("SFC") to acquire certain of the assets of Strong Capital Management, Inc. ("SCM"), which is an affiliate of SFC and was the previous investment advisor to the Funds. SFC's sale of assets ("Transaction") was contingent upon shareholder approval of the reorganization of each Fund into a Wells Fargo Fund ("Reorganization") for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things.

       On August 13, 2004, the Board approved, and on December 10, 2004, or December 22, 2004, the Fund shareholders approved 1) the Reorganization
       2) an interim investment advisory agreement ("Interim Agreement") between the Advisor and the Fund to replace SCM as investment advisor to the Fund, and 3) an interim sub-advisory agreement with Wells Capital Management Incorporated, ("Sub-advisor"), the Advisor, and the Fund ("Interim Sub-advisory Agreement")

       The Interim Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Interim Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment. The Interim Agreement will terminate as of the effective date of the Reorganization.

       In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by the Advisor; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the then current investment advisory agreement; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of the Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition;
       (v) the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel and the terms of the Interim Agreement; (vi) that the Sub-advisor was expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by the Advisor relating to inquiries and investigations regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares, and investigations of unaffiliated third parties; and
       (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of the Advisor on September 29, 2004.

       CODE OF ETHICS

       The Advisor and the Sub-advisor each have adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or advisor; (ii) any employee of a fund or advisor (or any company in a control relationship to a fund or investment advisor) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment advisor who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Strong Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Advisor and the Sub-advisor are on public file with, and available from, the SEC.

       DISCLOSURE OF FUND PORTFOLIO HOLDINGS

       The Advisor has adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do the Advisor or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

       As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each mutual fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each mutual fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings are also made available as of the end of a month and are posted on the Funds' website (www.strong.com) after a one-month lag. In addition, top ten holdings information for the Funds is publicly available on the Funds' website (www.strong.com) on a quarterly, 30-day delayed basis.

       Each Fund's complete portfolio schedule for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund's semiannual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semiannual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

       LIST OF APPROVED RECIPIENTS. Below is a list that describes the limited circumstances in which a Fund's portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. PORTFOLIO MANAGERS. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B. ADVISOR. In its capacity as investment advisor to the Funds, certain Advisor personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

C. ADMINISTRATOR. In its capacity as administrator to the Funds, certain Strong Investor Services, Inc. personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

D. EXTERNAL SERVICING AGENTS. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated, shall have daily access to all Fund portfolio holdings. The Advisor utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation to assist with proxy voting and Class B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E. RATING AGENCIES. Standard & Poor's ("S&P") and Moody's Investors Services ("Moody's") receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody's receives holdings information monthly on a seven-day delayed basis.

       ADDITIONS TO LIST OF APPROVED RECIPIENTS. Any additions to the above list of approved recipients requires approval by the Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of the Advisor to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
       (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or any affiliated person of the Fund.

     FOR PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES WITH A RECORD DATE ON OR AFTER JANUARY 1, 2005, THE FOLLOWING PROXY VOTING POLICIES AND PROCEDURES ARE APPLICABLE:
       PROXY VOTING POLICIES AND PROCEDURES

       The Advisor has adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

       The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to the Advisor. In accordance with the Procedures, the Advisor exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

       The Advisor has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. The Advisor has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

       The Procedures set out guidelines regarding how the Advisor and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it
       determines  that  a  case-by-case   review  of  a  particular  matter  is
       warranted.

     The Procedures set forth the Advisor's general position on various proposals, such as:

          o ROUTINE ITEMS - The Advisor will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.
          o CORPORATE GOVERNANCE - The Advisor will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.
          o ANTI-TAKEOVER MATTERS - The Advisor generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.
          o MERGERS/ACQUISITIONS AND CORPORATE RESTRUCTURINGS - The Advisor's Proxy Committee will examine these items on a case-by-case basis.
          o SHAREHOLDER RIGHTS - The Advisor will generally vote against proposals that may restrict shareholder rights.

       In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisors, company managements and shareholder groups as part of its decision-making process.

       In most cases, any potential conflicts of interest involving the Advisor or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Fund's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-advisor or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

       In order to not hinder possible economic benefits to the Funds and Fund shareholders, the Advisor will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

       After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and
       (2) on the SEC's web site at www.sec.gov, filed on form N-PX.

     FOR PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES WITH A RECORD DATE PRIOR TO JANUARY 1, 2005, THE PREVIOUS INVESTMENT ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES ARE APPLICABLE AS FOLLOWS:
       PROXY VOTING POLICIES AND PROCEDURES

       The following summary describes how the Advisor, as investment advisor to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

       GENERAL PRINCIPLE.
       The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

       THE PROXY COMMITTEE.
       The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

       PROCESS.
       In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

       ROUTINE CORPORATE ADMINISTRATIVE ITEMS.
       The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

          o    Appointment or election of auditors;
          o Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
          o    Routine election or re-election of unopposed directors;
          o    Director's liability and indemnification;
          o Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
          o Stock option plans, when 10% or fewer of the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
          o    Employee stock purchase or ownership plans;
          o    Name changes; and
          o    The time and location of the annual meeting.

       The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

       The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

       SPECIAL INTEREST ISSUES.
       While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

          o    Restrictions on military contracting;
          o    Restrictions on the marketing of controversial products;
          o    Restrictions on corporate political activities;
          o    Restrictions on charitable contributions;
          o    Restrictions on doing business with foreign countries;
          o    A general policy regarding human rights;
          o    A general policy regarding employment practices;
          o    A general policy regarding animal rights;
          o    A general policy regarding nuclear power plants;
          o    Compensation plans; and
          o    Rotating the location of the annual meeting among various cities.

       RESOLVING MATERIAL CONFLICTS OF INTEREST.
       The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

       To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines, b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

       PROXY VOTING RECORD RETENTION.
       The Advisor  retains the  following  records for a minimum of five years:
       (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.

       After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and
       (2) on the SEC's web site at www.sec.gov, filed on form N-PX.

Effective January 1, 2005, the following "INVESTMENT SUB-ADVISOR" section is added after the "INVESTMENT ADVISOR" section.

                             INVESTMENT SUB-ADVISOR

       The Advisor has engaged Wells Capital Management Incorporated ("Sub-advisor") to serve as the investment Sub-advisor to the Funds. Subject to the direction of the Board and the overall supervision and control of the Advisor, the Sub-advisor is responsible for the day-to-day investment and management of the Funds' assets. The Sub-advisor furnishes to the Advisor periodic reports on the investment activity and performance of the Funds, as well as such additional reports and information as the Advisor or the Board and officers may reasonably request.

       Under each Interim Sub-advisory Agreement, ("Sub-advisory Agreement") the Sub-advisor is responsible for investment decisions and supplies investment research and portfolio management services. The Sub-advisor is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds shall bear all expenses incurred by each sub-advisor in connection with the provisions of services under each Interim Sub-advisory Agreement. Each Interim Sub-advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Advisor or Sub-advisor, and will terminate automatically in the event of its assignment. The Sub-advisory Agreement will terminate as of the effective date of the Reorganization.

       In considering the Interim Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Sub-advisory Agreement; (ii) that the fees under the Interim Sub-advisory Agreement would be paid by the Advisor; and (iii) that the Sub-advisor is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of the Sub-advisor on September 29, 2004.

       As compensation for its sub-advisory services to each Fund, Wells Capital Management is entitled to a fee based on the following fee schedule:

 ----------------------------------------- ----------------------- -------------
 FUND                                      FUND ASSETS             FEE
 ----------------------------------------- ----------------------- -------------
 Florida Municipal Money Market            $0-1,000 million        0.05%
 Heritage Money                            Over $1,000 million     0.04%
 Money Market
 Municipal Money Market
 Tax-Free Money
 ----------------------------------------- ----------------------- -------------
 Corporate Bond Fund                       $0-400 million          0.20%
 Government Securities                     Next $400 million       0.175%
 High Yield Bond                           Over $800 million       0.15%
 Intermediate Municipal Bond
 Minnesota Tax-Free
 Short-Term Bond
 Short-Term High Yield Bond
 Short-Term High Yield Municipal
 Short-Term Income
 Short-Term Municipal Bond
 Ultra Short-Term Income
 Ultra Short-Term Municipal Income
 Wisconsin Tax-Free
 ----------------------------------------- ----------------------- -------------

Effective January 1, 2005, the paragraph under "CUSTODIAN" is deleted and replaced with the following:

     As custodian of the Strong Municipal Bond Fund, Strong Short-Term Bond Fund, Strong Short-Term High-Yield Municipal Fund, Strong Short-Term Income Fund, and Strong Short-Term Municipal Bond Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

     Effective on or about February 11, 2005, for the Strong Corporate Income Fund, Strong Florida Municipal Money Market Fund, Strong Heritage Money Fund, Strong Minnesota Tax-Free Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund, Wells Fargo Bank, N.A., 6th and Marquette, Minneapolis, MN, 55479, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Funds. In addition, the Funds, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decision of the Funds.

     Effective on or about March 18, 2005, for the Strong Corporate Bond Fund, Strong Government Securities Fund, Strong Intermediate Municipal Bond Fund, and Strong Ultra Short-Term Income Fund, and effective March 24, 2005, for the Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund, Wells Fargo Bank, N.A., 6th and Marquette, Minneapolis, MN, 55479, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Funds. In addition, the Funds, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustoidan are in no way responsible for any of the investment policies or decision of the Funds.

     For its services as custodian, Wells Fargo Bank, N.A. is entitled to receive fees as described in the following tables:

         DOMESTIC CUSTODY (BASED ON TOTAL RELATIONSHIP)
        ---------------------------------- -------------------------------------------------------------------------
        0.30 basis points                  First $50 billion
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        0.25 basis points                  Above $50 billion
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        $  7.00                            Per Depository Trust Company or Federal Reserve System Trade, Automated
                                           and Non-automated
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        $25.00                             Per Definitive Security (Physical)
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        $  7.00                            Per Commercial Paper Trade
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        $  6.00                            Per Principle Reduction on Pass-Through Certificates
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        $35.00                             Per Option/Futures Contract
        ---------------------------------- -------------------------------------------------------------------------
        ---------------------------------- -------------------------------------------------------------------------
        $10.00                             Per Fed Wire Deposit or Withdrawal - includes Third Party Time Deposits
        ---------------------------------- -------------------------------------------------------------------------

        GLOBAL CUSTODY
        ------------------------------------------------------------------------
        0.05 basis points
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        $30/per transaction
        ------------------------------------------------------------------------

Effective   January  1,  2005,  the  following   paragraphs  are  added  to  the
"DISTRIBUTOR" section:

         The Fund and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Fund and the Distributor. Access Persons include every Director and officer of the Fund and the Distributor, and will include those employees of the Administrator and the Distributor who have access to information relating to the purchase or sale of securities by the Fund. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Distributor's other clients ahead of their own.

         The Code requires Access Persons (other than the Fund Directors) to, among other things, pre-clear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through an electronic account. The Code also requires Access Persons to annually report all securities transactions, including transactions in shares of Strong Funds. The Code, which applies to all Access Persons (other than the Fund Directors), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Fund. Finally, the Code provides for a trading "black out" period of seven calendar days prior to and after the purchase or sale of the same or equivalent security by the Fund, with the exception of those purchases or sales deemed as, and defined by the Code as, program trades. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

         The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

          o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
          o Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
          o Fund compliance with applicable governmental laws, rules and regulations;
          o The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
          o    Accountability for adherence to this Officers' Code.


Effective January 1, 2005, the "PORTFOLIO TRANSACTIONS AND BROKERAGE" section, excluding the tables, is deleted and replaced with the following:

                             PORTFOLIO TRANSACTIONS

         The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Fund's Board and the supervision of the Advisor, the Fund's Sub-advisor is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-advisor to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the
         reasonableness  of  the  spread  or  commission,   if  any.  While  the
         Sub-advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Advisor is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

         In placing orders for portfolio securities of a Fund, the Sub-advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the
         Sub-advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Advisor oversees the Sub-advisor's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

         The Sub-advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-advisor. In selecting a broker-dealer under these circumstances, the Sub-advisor will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-advisor may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities;
         (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the advisory contracts, and the expenses of the Sub-advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-advisor places securities transactions for a Fund may be used by the Sub-advisor in servicing its other accounts, and not all of these services may be used by the Sub-advisor in connection with advising the Funds.

Effective March 11, 2005, Boston Financial Data Services ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, will act as transfer agent and dividend-disbursing agent for the Fund.

Effective January 1, 2005, the paragraph under "INDEPENDENT AUDITORS" is deleted and replaced with the following:

         For the fiscal year ended October 31, 2004, PricewaterhouseCoopers, LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, were the independent auditors for the Funds. Effective November 1, 2004, KPMG, LLP, 303 East Wacker Drive, Chicago, IL 60601-5212 are the independent auditors for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

ALL FUNDS

Effective   May  10,  2004,   Christopher   O.  Petersen  is  deleted  from  the
Directors/Trustees and Officers table beginning on page 47.

Effective May 10, 2004, the Directors/Trustees and Officers table should reflect that Phillip O. Petersen holds the Independent President position with the Funds.

GOVERNMENT SECURITIES FUND
MINNESOTA TAX-FREE FUND
SHORT-TERM MUNICIPAL BOND FUND
WISCONSIN TAX-FREE FUND
Effective immediately, "Appendix C - Share Classes" beginning on page 123 is deleted and replaced with the following.

                           APPENDIX C - SHARE CLASSES

THE GOVERNMENT SECURITIES FUND, MINNESOTA TAX-FREE FUND, SHORT-TERM MUNICIPAL BOND FUND, AND WISCONSIN TAX-FREE FUND OFFER CLASS C SHARES.

FRONT-END SALES LOAD

There is no front-end sales charge (load) for Class C shares.

DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% based on your original purchase price. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.

REINSTATEMENT PRIVILEGE
If you sell your Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same class and Strong Fund within 90 days. If you paid a CDSC when you redeemed your Class C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same Fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax advisor for further information.

CDSC WAIVERS

The CDSC for Class C shares generally will be waived for:

1.       Account and transaction fees.

2. Redemptions by the Fund when an account falls below the minimum required account size.

3. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in Internal Revenue Code Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.

4. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.

5. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates.

6. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution.

7. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

8. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans.

9. Redemptions of shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

From time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any governing self-regulatory agency, such as the NASD.


         The date of this statement of additional information supplement is January 3, 2005.






RT48484 01-05                                              FIXS105/WH4168 01-05